SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)       December  23,  2004
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                                 NS8 CORPORATION
                                 ---------------
             (Exact name of Registrant as specified in its charter)


         Delaware                    333-75956                   13-4142621
         --------                    ---------              --------------------
(State  or  other  jurisdiction     (Commission                 (IRS Employer
of incorporation or organization)   File number)             Identification No.)


Two Union Square Center, 601 Union Street, Suite 4200, Seattle, Washington 98101
--------------------------------------------------------------------------------
               (Address of principal executive offices)               (Zip Code)

                                  (206)652-3338
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


                     _______________________________________
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written  communications  pursuant to Rule 425 under the Securities Act (17
CFR  230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange  Act  (17  CFR  240.14d-2(b))

[ ]   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17  CFR  240.13e-4(c))


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Item  1.01  Entry  into  a  Material  Definitive  Agreement.

     Effective December 23, 2004, NS8 Corporation (the "Company") determined to reduce the exercise price of all of its outstanding warrants to purchase common stock, $.0001 par value per share ("Common Stock"), of the Company. The warrants, which are exercisable to purchase an aggregate of 9,012,001 shares of Common Stock and are held by six warrant holders, had original exercise prices ranging from $0.57 per share to $2.00 per share. The new exercise price is $0.61 per share, which the Company believes more accurately reflects the value of the Common Stock underlying the warrants. The warrants were issued to private investors in transactions which were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act") and/or
Regulation D promulgated under the 1933 Act. The Company and the investors orally agreed to the repricing.

     Certain information regarding the warrants and their holders is set forth below.

     Clarion Finance AG was issued warrants on December 29, 2003 to acquire 233,333 shares of Common Stock at an exercise price of $1.00 per share. The warrants expire on December 29, 2005.

     Centrum Bank was issued warrants on December 29, 2003 to acquire 1,166,667 shares of Common Stock at an exercise price of $1.00 per share. The warrants expire on December 29, 2005.

     4Com Corporation was issued warrants on April 26, 2004 to acquire 75,000 shares of Common Stock at an exercise price of $1.00 per share. The warrants expire on April 25, 2006.

     Martin Calvert was issued three warrants to purchase an aggregate of 97,500 shares of Common Stock during the period June 1, 2004 through December 17, 2004. All of these warrants expire two years from their date of issuance, and were exercisable at prices ranging from $0.57 to $1.04 per share. Mr. Calvert resigned as a director of the Company in August 2004.

     Maximum Ventures, Inc. was issued warrants on May 18, 2004 to acquire 5,439,501 shares of Common Stock at an exercise price of $2.00 per share. The warrants expire on May 18, 2009.

     On October 7, 2004, Leap Consulting, Inc. was issued warrants to purchase 1,000,000 shares of Common Stock at an exercise price of $1.03 per share and warrants to purchase 1,000,000 shares of Common Stock at an exercise price of $1.13 per share. All of these warrants expire on October 7, 2009.

     To  date,  none  of  the  above  warrants  have  been  exercised.


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Item  3.02  Unregistered  Sales  Of  Equity  Securities.

     As discussed in Item 1.01 of this Current Report on Form 8-K, effective December 23, 2004 the Company determined to reduce the exercise price of all of its outstanding warrants to purchase Common Stock. The warrants were originally issued, and the warrants as repriced will be reissued, pursuant to an exemption from registration provided by Section 4(2) of the 1933 Act and/or Regulation D thereunder.


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                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NS8  CORPORATION


Date:  December  23,  2004              By:  /s/  Anthony  J.  Alda
                                             ----------------------
                                             Anthony J. Alda
                                             Chairman of the Board of Directors,
                                             CEO and President


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